UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

FTC Solar, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40350	81-4816270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260	78759
Austin, Texas
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 737 787-7906

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2023 (the “Amendment Date”), FTC Solar, Inc. (the “Company”) and Sean Hunkler, the Company’s current President and Chief Executive Officer entered into an amendment (the “Amendment”) to the Employment Agreement, dated as of September 13, 2021, between the Company and Mr. Hunkler (the “Employment Agreement”).

Pursuant to the Amendment, the Company cancelled, without consideration, (i) 50% of the Options ($30)(as defined in the Employment Agreement) granted to Mr. Hunkler pursuant to the Employment Agreement, representing the option held by Mr. Hunkler to purchase 526,875 shares of Company common stock subject to attainment of a $30-per-share performance hurdle, and (ii) 50% of the Options ($60)(as defined in the Employment Agreement) granted to Mr. Hunkler pursuant to the Employment Agreement, representing the option held by Mr. Hunkler to purchase 526,875 shares of Company common stock subject to attainment of a $60-per-share performance hurdle. In addition, pursuant to the Amendment, the exercise price of the remaining Options ($30) and Options ($60) was revised to equal the greater of (i) the thirty- (30-) day volume-weighted average trading price of the Company common stock with respect to the thirty-day period immediately preceding the Amendment Date and (ii) the closing per-share trading price of the Company common stock on the Amendment Date. The Amendment further modifies the options to replace the $30 target with a $10 target and the $60 target with a $21 target. All other terms of the options granted pursuant to the Employment Agreement remain unchanged.

The foregoing summary is qualified in its entirety by reference to the complete texts of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Amendment to Employment Agreement, dated April 3, 2023, among FTC Solar, Inc. and Sean Hunkler
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTC SOLAR, INC.

Date: April 3, 2023	By:	/s/ Phelps Morris
Phelps Morris
Chief Financial Officer